RESTRICTED STOCK SUBSCRIPTION AGREEMENT

THIS RESTRICTED STOCK SUBSCRIPTION AGREEMENT (“Agreement”) is dated as of November 15, 2011, by and between the undersigned (the “Purchaser”) and TG Therapeutics, Inc., a Delaware corporation with a place of business at 787 Seventh Avenue, 48th Floor, New York, NY 10019 (the “Corporation” or “Company”).

RECITALS

A.           WHEREAS, the Corporation desires to sell to Purchaser shares of Common Stock, par value $.001 per share, of the Corporation (which class of shares is referred to herein as “Common Stock”), and Purchaser desires to purchase these shares, upon the terms and conditions herein specified; and

B.           WHEREAS, Purchaser is willing to subject the Stock (as defined herein) to the restrictions contained herein.

C.           WHEREAS, in connection with this Agreement, Purchaser and the Company have entered into an Employment Agreement dated as of November 1, 2011 (the “Employment Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises herein contained, the parties hereby agree as follows:

1.           Issuance and Acquisition of Stock.

(a)          Immediately after the execution of this Agreement by the parties, the Corporation shall issue to the Purchaser, and the Purchaser shall acquire from the Corporation, the number of shares of Common Stock listed beside the Purchaser’s name on the signature page hereto (the “Stock”) for the total purchase price listed below the Purchaser’s name on the signature page hereto (the “Purchase Price”).

(b)          Within sixty days of execution of this Agreement, the Purchaser shall make payment for the Stock by delivering to the Corporation a check payable to the Corporation in the amount of the Purchase Price. Within ten business days after receipt by the Corporation of the Purchase Price, the Corporation shall deliver to the Purchaser a certificate or certificates evidencing the Stock, registered in the name of the Purchaser.

(c)          The Stock will be subject to a repurchase right in favor of the Company as set forth in Section 2 hereof.

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(d)          The number of shares of Stock listed in Section 2(b) shall vest the day following the date on which the Repurchase Option lapses (as provided in Section 2(b) below).

2.           Repurchase Option.

(a)          On the date that the Purchaser Terminates Service (as defined in subsection (c)(1) below), the Company shall have the right to repurchase from the Purchaser all, but not less than all, of the Stock (the “Repurchase Option”). The Repurchase Option may be exercised within the 30-day period immediately following the date that the Purchaser Terminates Service (the “Repurchase Period”). The Repurchase Option shall be exercised by the Company by giving the Purchaser written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Option, and, together with such notice, tendering to the Purchaser the Repurchase Price (as defined in subsection (c)(2) below).

(b)          The Repurchase Option shall lapse as provided in the schedule below, or, as to all of the Stock, upon the earlier occurrence of a Change in Control (as defined in subsection (c)(4) hereof).

Number of Shares	Date on which Repurchase Option Lapses

125,000	November 15, 2012

125,000	November 15, 2013

125,000	November 15, 2014

125,000	November 15, 2015

250,000	The date on which the Company achieves a fully-diluted Market Capitalization (as defined in subsection (c)(5) below) of One Hundred Million Dollars ($100,000,000)

250,000	The date on which the Company achieves a fully-diluted Market Capitalization of Two Hundred Million Dollars ($200,000,000)

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(c) (1) “Terminates Service” means the date that the Purchaser is no longer providing services to the Company as an employee, consultant or director.

(2) “Repurchase Price” shall be equal to the Fair Market Value of the Stock on the date that the Repurchase Option is exercised; provided, however, that if the Purchaser Terminates Service without Good Reason (as defined in subsection (c)(6) hereof), the Repurchase Price shall be $0.001 per share.

(3) “Fair Market Value” shall be determined by an independent valuation firm hired by the Company, the choice of which must be reasonably agreeable to the Purchaser.

(4) “Change of Control” means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering (as defined herein): (i) the acquisition, directly or indirectly, following the date hereof by any person (as such term is defined in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), in one transaction or a series of related transactions, of securities of the Company representing in excess of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities if such person or his or its affiliate(s) do not own in excess of fifty percent (50%) of such voting power on November 15, 2011, but excluding an acquisition where the stockholders holding fifty percent (50%) of the voting power of the Company’s then outstanding securities continue to hold fifty percent (50%) or more of the voting power of an entity that holds fifty percent (50%) or more of the voting power of the Company’s then outstanding voting securities, or (ii) the future disposition by the Company (whether direct or indirect, by sale of assets or stock, merger, consolidation or otherwise) of all or substantially all of its business and/or assets in one transaction or series of related transactions (other than a merger effected exclusively for the purpose of changing the domicile of the Company). For purposes of this Agreement, “Public Offering” means a public offering of any class or series of the Company’s equity securities pursuant to a registration statement filed by the Company under the Securities Act of 1933 Act, as amended.

(5) “Market Capitalization” shall be determined by multiplying the total shares of the Company’s Common Stock that are outstanding at that time (including Common Stock issuable upon conversion, exchange or exercise of any derivative security, including without limitation, options, warrants, convertible equity or debt or restricted equity) by the last reported closing price of the Company’s Common Stock on a nationally recognized exchange or in the over-the-counter market.

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(6) “Good Reason” shall mean occurrence of any of the following without the Purchaser’s express written consent (any of which shall constitute a “Good Reason Condition”): (i) the failure to elect or reelect Purchaser as Chairman of the Board, which constitutes a material reduction by the Company of the Purchaser’s duties, responsibilities, or authority as of the effective date of the Employment Agreement; (ii) any material breach of the Employment Agreement by the Company; (iii) a material reduction by the Company of the Purchaser’s duties, responsibilities, or authority as Executive Chairman, CEO and President and Chairman of the Board which causes his position with the Company to become of less responsibility or authority than his position as of immediately following the effective date of the Employment Agreement; (iv) a material reduction in Purchaser’s base salary; or (v) a material change in the geographic location at which the Purchaser must perform services (which, for purposes of this Agreement, means a relocation of the Company’s principal place of business of the Purchaser outside of the New York City metropolitan area). The Purchaser may terminate his employment for Good Reason for any of the preceding reasons only if (A) the Purchaser has provided the Company with written notice of the asserted Good Reason Condition within ninety (90) days after its initial existence; (B) the Company fails to cure the condition within thirty (30) days after receiving such written notice; and (C) the Purchaser terminates employment within one hundred and eighty-five (185) days following the Purchaser’s written notice to the Company of the existence of the Good Reason condition.

(d)          Any repurchase of the Stock by the Company shall take place at the principal executive offices of the Company, or at such other location designated by the Company, at the time and date set by the Company. Such sale shall be effected by the Purchaser’s delivery to the Company of a certificate or certificates evidencing the repurchased Stock, duly endorsed for transfer to the Company and free and clear of any and all liens, charges and encumbrances (except for restrictions under applicable securities laws) against payment to the Purchaser by the Company of the Repurchase Price by check for the repurchased Stock (which check may be delivered by mail). Upon payment of the Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

3.           Violation Of Transfer Provisions. The Corporation shall not be required (i) to transfer on its books any shares of Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any such transferee to whom such shares shall have been so sold, transferred, assigned or pledged.

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4.           Securities Laws. The Purchaser represents and warrants to and covenants with the Corporation as follows:

(a)          The Stock will be acquired by the Purchaser with the Purchaser’s own funds for investment purposes and for the Purchaser’s own account, not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing, any or all of the Stock. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant any participation to any person, firm or corporation with respect to any or all of the Stock.

(b)          The Purchaser understands that the Stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and that the Stock is being issued and sold to the Purchaser based upon an exemption from registration predicated in part on the accuracy and completeness of the Purchaser’s representations and warranties appearing herein. The Purchaser agrees to hold the Corporation and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of, (i) any misrepresentation, omission or untrue statement of a material fact made by the Purchaser contained in this Agreement or (ii) any sale or distribution by the Purchaser in violation of the Act or any applicable state securities or “blue sky” laws.

(c)          The Purchaser hereby acknowledges that the issuance of the Stock has not been reviewed by the United States Securities and Exchange Commission (the "SEC" or the "Commission") or any state regulatory authority, since the issuance is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Purchaser agrees that in no event will the Purchaser sell, transfer, assign or pledge all or any part of the Stock or any interest therein, unless and until (i) the Purchaser shall have furnished the Corporation with an opinion of counsel satisfactory in form and content to the Corporation to the effect that (A) such disposition will not require registration of the Stock under the Securities Act or compliance with applicable state securities laws, or (B) appropriate action necessary for compliance with the Securities Act and applicable state securities laws has been taken, or the Corporation shall have waived, expressly and in writing, its right under clause (i) of this subsection, (ii) the proposed transferee of the Stock shall have provided the Corporation with a written agreement or undertaking by which such transferee agrees to be bound by all terms, conditions and limitations of this Agreement applicable to such transferee’s transferor as if such transferee were a party hereto. The requirement of subparagraph (ii) shall not apply to any transfer (A) pursuant to an offering registered under the Securities Act, (B) pursuant to Rule 144 under the Securities Act or (C) effected in a market transaction otherwise exempt from registration under the Securities Act. Notwithstanding the foregoing (i) above, Purchaser can transfer to a family member, to a trust for benefit of a family member or to a limited partnership or corporation the beneficial owners of which are all family members.

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(d)          The Purchaser recognizes that the purchase of the Stock involves a high degree of risk including, but not limited to, the following: (i) the Corporation is a development stage business with limited operating history and requires substantial funds in addition to the proceeds of this investment; (ii) an investment in the Corporation is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Corporation and the Stock; (iii) the Purchaser may not be able to liquidate his investment; (iv) transferability of the Stock is extremely limited; (v) in the event of a disposition, the Purchaser could sustain the loss of his entire investment and (vi) the Corporation has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future.

(e)          The Purchaser is able to fend for itself in connection with the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Corporation, as the ability to bear the economic risks of its investment for an indefinite period of time and can afford a complete loss of its investment, has had the opportunity prior to the Purchaser’s purchase of the Stock to ask questions of and receive answers from representatives of the Corporation concerning the finances, operations and business of the Corporation. The Purchaser is not relying upon any statement, promise or assurance of any investor in the Corporation (or any representative of any such investor) in arriving at the Purchaser’s decision to purchase the Stock, and has not otherwise been induced to purchase the Stock by any such investor (or any representative of any such investor), and the Purchaser has decided to purchase the Stock based upon the Purchaser’s own analysis of the merits and risks of investing in the Corporation without the intervention or assistance of any other person, firm or corporation (or any representative of the foregoing). The Purchaser hereby represents that the Purchaser has been furnished by the Corporation during the course of this investment with all information regarding the Corporation which the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Corporation concerning the terms and conditions of the investment and has received any additional information which the Purchaser has requested. The Purchaser represents that the Stock was not offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

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(f)          The Purchaser understands that there is no public market for the Stock and that no market may develop for any such securities. The Purchaser understands that even if a public market develops for the Stock, restrictions on sale contained in this Agreement and under the Act still may prohibit resale. The Purchaser understands and hereby acknowledges that the Corporation is under no obligation to register any of the Stock other than as contained in paragraph 6. Except as otherwise provided in this Agreement, the Purchaser understands and acknowledges that (i) the Purchaser will not be permitted to sell, transfer, assign or pledge the Stock until it is registered under the Securities Act or an exemption from the registration and prospectus delivery requirements of the Securities Act is available to the Purchaser, and that there is no assurance that such an exemption from registration will ever be available or that the Purchaser will ever be able to sell any of the Stock, (ii) the share certificate(s) representing the Stock will be stamped with the legends specified in paragraph 3(g) hereof and (iii) the Corporation will make a notation in its records of the aforementioned restriction and transfer legends and that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(g)          All certificates representing the Stock and, until such time as the Stock is sold in an offering which is registered under the Securities Act or the Corporation shall have received an opinion of counsel satisfactory in form and content to the Corporation that such registration is not required in connection with a resale (or subsequent resale) of the Stock, all certificates issued in transfer thereof or substitution therefor, shall, where applicable, have endorsed thereon the following (or substantially equivalent) legends:

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(i)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF (A “TRANSFER”) UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF THIS AGREEMENT . THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS A MENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS. ACCORDINGLY, NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE AGREEMENT AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AMENDMENT THERETO UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

(ii)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE RIGHT IN FAVOR OF THE COMPANY AS OUTLINED IN THE STOCK PURCHASE AGREEMENT.

(ii)           Any legend required to be placed thereon by any applicable state securities law.

(h)          The Purchaser’s principal residence is as set forth on the signature page hereof.

(i)          The Purchaser represents that the Purchaser has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Stock. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(j)          The Purchaser represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Corporation from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

5    State Securities Laws Representations.

The Purchaser hereby acknowledges that it has been advised and that it understands the following:

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IN MAKING AN INVESTMENT DECISION A PURCHASER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

6.           Representations by, and Covenants of, the Corporation. The Corporation represents, warrants and, where applicable, covenants to the Purchaser as of the date hereof:

(a)          The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it proposes to conduct;

(b)          The execution, delivery and performance of this Agreement by the Corporation will have been duly approved by the Board of Directors of the Corporation and all other actions required to authorize and effect the offer and sale of the shares of Common Stock will have been duly taken and approved;

(c)          The shares of Common Stock purchased pursuant hereto have been duly and validly authorized and when issued against payment of the purchase price therefor in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable;

(d)          The Corporation is not in any material respect in violation of or in default in any material respect under, nor will the execution and delivery of this Agreement, or the issuance of the Common Stock and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, result in a material violation of, or constitute a material default under, the Restated Certificate of Incorporation or the By-Laws of the Corporation.

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7.           "Piggy-back" Registration Rights.

(a)          If (but without any obligation to do so) at anytime following the date which is 180 days after the IPO (as defined below) or the first date which the Corporation is publicly traded, the Corporation proposes to register any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration statement on Form S-4 or S-8 or any other form which does not include substantially the same information as would be required in a form for the general registration of securities), the Corporation shall, at such time, promptly give each Purchaser written notice of such registration. Upon the written request of each Purchaser given within ten (10) days after mailing of such notice by the Corporation in accordance with paragraph 8(b), the Corporation shall, subject to the limitations set forth in paragraph 6(b) below, include in the Corporation's registration statement under the Act all of the Common Stock that each such Purchaser has requested to be registered; provided, however, that nothing in this Section 6(a) shall prevent the Corporation from at any time abandoning or delaying any such registration without obligation to any Purchaser.

(b)          Notwithstanding the provisions of paragraph 6(a) above, in connection with any offering involving an underwriting of shares of the Corporation's capital stock, the Corporation shall not be required under paragraph 6(a) to include any of the Purchasers' Stock in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation. If the total amount of Stock requested by Purchaser (together with other potential selling stockholders) to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). In apportioning the securities to be included in the offering, the Corporation shall have the first right to include 100% of its desired shares in the offering without cut-backs.

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8.           Confidential Information.

Purchaser agrees to hold in strictest confidence, and not to use, except for the benefit of the Company or its shareholders, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. For purposes of this Agreement, “Confidential Information” means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers, markets, software developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, investors or other business information disclosed to Purchaser by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. Confidential Information does not include any of the foregoing items which (i) has become publicly known and made generally available through no wrongful act of Purchaser or of others who were under confidentiality obligations as to the item or items involved, (ii) was within the Purchaser’s possession prior to its being furnished to the Purchaser by or on behalf of the Company, provided that the source of such information was not known by the Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company, (iii) is or becomes available to the Purchaser on a non-confidential basis from a source other than the Company or any of its representatives, provided that such source was not known by the Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, (iv) is independently developed by the Purchaser without use of Confidential Information, (v) is disclosed under operation of law, provided that, to the extent legally possible, Purchaser shall have given the Company reasonable notice and opportunity to oppose such disclosure or (vi) is disclosed by the Purchaser or its representatives with the Company’s prior written approval.

9.           General Provisions.

(a)          No Assignments. The Purchaser shall not transfer, assign or encumber any of its rights, privileges, duties or obligations under this Agreement without the prior written consent of the Corporation, and any attempt to so transfer, assign or encumber shall be void.

(b)          Notices. All notices and other communications which are required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be sufficiently given (i) if personally delivered, (ii) if sent by telex or facsimile, provided that “answer-back” confirmation is received by the sender or (iii) upon receipt, if sent by registered or certified mail, postage paid return receipt requested in any case addressed as follows:

(i)          If to the Corporation at the address first written above, attention CEO.

(ii)         If to the Purchaser, to the address set forth on the signature page of this Agreement.

The address of a party, for the purposes of this Section 8(b), may be changed by giving written notice to the other party of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses as provided herein shall be deemed to continue in effect for all purposes hereunder.

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(c)          Standoff Agreement. The Purchaser agrees that, in connection with an underwritten initial public offering (the “IPO”) registered under the Securities Act of shares of Common Stock or other equity securities of the Corporation by or on behalf of the Corporation, the Purchaser shall not sell or transfer, or offer to sell or transfer, any shares of Common Stock or other equity securities of the Corporation for such period as the managing underwriter of such offering determines is necessary to effect the IPO.

(d)          Choice of Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws (without giving effect to the conflicts of law principles) of the State of New York.

(e)          Severability. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which, in its economic effect, shall be as close as possible to the unenforceable or invalid term or provision.

(f)          Successors. All references in this Agreement to the Corporation shall include any and all successors in interest to the Corporation whether by merger, consolidation, sale of all or substantially all assets or otherwise, and this Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the terms herein set forth, shall be binding upon the Purchaser, its successors and permitted assigns.

(g)          Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

(h)          Modification, Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Corporation unless the same shall be in a written instrument signed by an officer of the Corporation on its behalf and such instrument is approved by its Board of Directors. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of either party thereafter to enforce each and every provision hereof in accordance with its terms.

(i)          Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(j)          Integration. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

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(k)          Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

(l)          Gender and Number. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires. Additionally, unless the context requires otherwise, “or” is not exclusive.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed by their respective officers, partners or other representatives, thereunto duly authorized, all as of the day and year first above written.

TG THERAPEUTICS, INC.

By:	/s/ Michael S. Weiss
Name:	Michael S. Weiss
Title:	Chairman & Chief Executive Officer

PURCHASER:

By:	/s/ Michael S. Weiss
Name:	Michael S. Weiss

Address:

Tax#:

NUMBER OF SHARES
OF COMMON STOCK
SUBSCRIBED FOR:

PURCHASE PRICE
PER SHARE:	$.001

TOTAL PURCHASE
PRICE:	$____________

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